Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. Q3 2023 Earnings Supplemental Materials November 6, 2023 1

Advancing medicines. Solving problems. Improving lives. 2 ® Disclaimer Certain statements in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm™ (epinephrine) Sublingual Film for the emergency treatment of severe allergic reactions, including anaphylaxis through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the filing of pivotal pharmacokinetic (PK) clinical trials and other supporting clinical studies for Anaphylm; regarding the advancement and relating timing through clinical development and approval by the FDA of the Company’s New Drug Application (NDA) for our product candidate Libervant™ (diazepam) Buccal Film with the FDA for the acute treatment of intermittent, stereotypic episodes of frequent seizure activity (i.e., seizure clusters, acute repetitive seizures) that are distinct from a patient’s usual seizure pattern in patients with epilepsy between two and five years of age; regarding the approval for U.S. market access of Libervant for these epilepsy patients aged 12 years and older, and overcoming the orphan drug market exclusivity of an FDA approved nasal spray product of another company extending to January 2027 for this age group of the patient population; regarding the potential for licensing Anaphylm to third parties outside of the U.S.; regarding the potential and related timing for expanding the Company’s manufacturing capabilities and supporting the growth of demand for existing and potential future licensed products in the U.S. and other countries; regarding the 2023 financial outlook of the Company and its growth and future financial and operating results and financial position; and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on the Company’s business including with respect to its clinical trials including site initiation, enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approval of Anaphylm and Libervant, pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; and ongoing availability of an appropriate labor force and skilled professionals. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for Anaphylm, Libervant and our other product candidates; risk of the Company’s ability to generate sufficient data in its clinical trials for FDA approval of Anaphylm and Libervant for patients between 2 and 5 years of age; risk of the Company’s ability to address the FDA’s comments on the Company’s pivotal PK study protocol and other concerns identified in the FDA End-of-Phase 2 meeting for Anaphylm; risk that the FDA may require additional clinical studies for approval of Anaphylm and Libervant for patients between 2 and 5 years of age; risk of delays in or the failure to receive FDA approval of Anaphylm and Libervant; risks that the FDA will not approve Libervant for U.S. market access by overcoming the seven year orphan drug market exclusivity of an FDA approved nasal spray product in effect until January 2027, and there can be no assurance that the Company will be successful in obtaining any of the foregoing FDA approvals for Anaphylm and Libervant, including for U.S. market access for Libervant for any age group of patients; risk that a competing pediatric epilepsy product of Libervant will receive FDA approval prior to the Company’s receipt of FDA approval of the Libervant NDA for these epilepsy patients between 2 and 5 years of age; risk relating to the unpredictability of the FDA’s decisions regarding orphan drug exclusivity; risk of litigation brought by third parties relating to overcoming their orphan drug exclusivity of an FDA approved product should the FDA approve Libervant for U.S. market access for any age group of this epilepsy patient population; risk in obtaining market access for Libervant for other reasons; risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of the Company’s product development activities; risk of the success of any competing products; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks, and regulatory limitations); risk of the rate and degree of market acceptance of our product candidates, including Anaphylm and Libervant, and our licensed products in the U.S. and abroad; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short- term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund future clinical development activities for Anaphylm, Libervant and our other product candidates; risk that our manufacturing capabilities will be sufficient to support demand for existing and potential future licensed products in the U.S. and other countries; risk of achieving growth in our base business; risk of the success of any competing products; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; uncertainties related to general economic, political (including acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in the Company’s 2022 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. Financial information contained in this presentation relating to the nine months ended September 30, 2023, are preliminary and unaudited and remain subject to change. As such, the Company’s independent auditors have not audited, studied, reviewed or performed any procedures with respect to such preliminary information and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. Our financial closing procedures for the nine months ended September 30, 2023 have not been completed and, as such, there can be no assurance that such preliminary results are indicative of the future performance of the Company and actual results may differ materially. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name for AQST-109 “Anaphylm” has been conditionally approved by the FDA. Final approval of the Anaphylm™ proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners. © 2023 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. 3 Q3 2023 Earnings: Key Messages AnaphylmTM (epinephrine) sublingual film Received positive FDA feedback on Pivotal Study Protocol Pivotal Study will commence in Q4 2023 Continue to actively pursue ex-US licensing opportunities for Anaphylm Financial Performance Completed a debt refinancing in November that will result in a $28 million of cash savings through June of 2025 FY2023 YTD revenue increased 25% as compared with the same time period in FY2022 (adjusted for the out-license of Sympazan® (clobazam) oral film) Non-GAAP adjusted EBITDA excluding adjusted R&D expense was positive for the second quarter in a row Ended Q3 2023 with $24.9 million in cash and cash equivalents* LibervantTM (diazepam) buccal film Libervant NDA for the 2 to 5 years age group was accepted by the FDA with an assigned PDUFA target action date of April 28, 2024 Continue to actively pursue a U.S. licensing opportunity for Libervant *Principal and interest debt payments were made on October 2, 2023, when due.

Advancing medicines. Solving problems. Improving lives. 4 Consistent Execution in Q3 Presented topline data for Anaphylm at the Global Food Allergy Prevention Summit and the Aspen Allergy Conference Announced positive topline results for Anaphylm from study AQ109103 August Submitted Anaphylm Pivotal PK Protocol to FDA for review Emylif® (riluzole) oral film launched in the U.K. by our licensee, Zambon July Libervant 2 to 5 year age group application accepted for review by the FDA Emylif® (riluzole) oral film expands to Germany and France by Zambon September

Advancing medicines. Solving problems. Improving lives. Anaphylm Pivotal Study 5

Anaphylm Pivotal Study Design


Repeat Dose
Healthy volunteers (n=36)
Anaphylm
Epi Manual
EpiPen®
Anaphylm
Epi Manual
Epipen
Dose #1
15 min
Dose #2
Single Dose
Healthy volunteers (n=64)
Anaphylm
Epi Manual
EpiPen
Auvi-Q®

6

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. Key Endpoints 7 Pharmacokinetic (PK) Pharmacodynamic (PD) • Maximum plasma concentration (Cmax) • Time to maximum plasma concentration (Tmax) • Partial area under the curve at 10, 20, 30, and 45 minutes • Change in systolic blood pressure • Change in diastolic blood pressure • Change in heart rate

Advancing medicines. Solving problems. Improving lives. Financial Results 8

Advancing medicines. Solving problems. Improving lives. Debt Refinancing Highlights 9 Description New Debt Facility Previous Debt Facility Noteholder(s) Leading Institutional Lender with over $10B under mgmt. Syndicated Fixed Interest Rate 13.5% 12.5% Fixed Interest Rate Net of Fed Funds Rate at Signing 8.0% 10.2% Warrants None 2,000,000 Revenue, EBITDA, Cash Covenants None None Interest Only Period 32 months 36 months Limited Royalty on Pipeline Assets Yes No

Advancing medicines. Solving problems. Improving lives. 10 Continuing to Manage Our Cash Position 18.6 27.3 26.9 22.4 24.9 0 5 10 15 20 25 30 Ending Cash Ending Cash by Quarter Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023* All figures in USD millions *Principal and interest debt payments were made on October 2, 2023, when due.

Advancing medicines. Solving problems. Improving lives. 11 Base Business Continues to Strengthen (3,541) (4,884) (4,608) (5,629) (486) 78 1,719 (6,000) (5,000) (4,000) (3,000) (2,000) (1,000) - 1,000 2,000 3,000 Q1 2022 Q1 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 U SD in th ou sa nd s NON-GAAP ADJUSTED EBITDA EXCLUDING ADJUSTED R&D EXPENSES

Advancing medicines. Solving problems. Improving lives. 12 Manufacturing Volumes Meet Expectations and Generate Cash Flow 47,505 36,413 42,182 47,041 41,097 36,863 33,458 47,954 46,241 - 10,000 20,000 30,000 40,000 50,000 60,000 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 PharmFilm® Volume (thousands)

Advancing medicines. Solving problems. Improving lives. 13 Outlook Update – Revised Guidance 35 37 39 41 43 45 47 49 51 53 55 March 2023 May 2023 August 2023 November 2023 R ev en ue in U SD m illi on s Revenue Guidance Revisions in 2023 (40) (35) (30) (25) (20) (15) (10) (5) 0 March 2023 May 2023 August 2023 November 2023 EB IT D A in U SD m illi on s Non-GAAP Adjusted EBITDA Guidance Revisions in 2023 2023 Outlook as of November 2023 • Total revenues of approximately $47 to $50 million • Non-GAAP adjusted EBITDA loss of approximately $14 to $17 million

Advancing medicines. Solving problems. Improving lives. Thank You